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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 25, 2000


                        CORPORATE OFFICE PROPERTIES TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    0-20047                 23-2947217
           --------                    -------                 ----------
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)         Identification Number)


                        8815 CENTRE PARK DRIVE, SUITE 400
                            COLUMBIA, MARYLAND 21045
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (410) 730-9092
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Supplemental information dated September 30, 2000 for
                  Corporate Office Properties Trust.

ITEM 9.   REGULATION FD DISCLOSURE

          In connection with its release of earnings on October 25, 2000, the Registrant is making available certain additional information pertaining to its properties and operations as of and for the period ended September 30, 2000. This information is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2000

                                  CORPORATE OFFICE PROPERTIES TRUST


                                  By:    /s/ RANDALL M. GRIFFIN
                                         -------------------------------------
                                  Name:  Randall M. Griffin
                                  Title: President and Chief Operating Officer


                                  By:    /s/ ROGER A. WAESCHE, JR.
                                        -------------------------------------
                                  Name:  Roger A. Waesche, Jr.
                                  Title: Chief Financial Officer



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